Exhibit h(3)

FIRST AMENDMENT TO PARTICIPATION AGREEMENT

Among

MML SERIES INVESTMENT FUND II

and

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

and

MML BAY STATE INSURANCE COMPANY

and

C.M. LIFE INSURANCE COMPANY

The Participation Agreement made and entered into as of the 17th day of November, 2005 by and among Massachusetts Mutual Life Insurance Company (“MassMutual”), MML Bay State Life Insurance Company and C.M. Life Insurance Company, each on their own behalf and on behalf of each segregated asset account of each Company, and MML Series Investment Fund II (“MML Trust”) is hereby amended as follows:

Schedule A of the Agreement is deleted in its entirety and replaced with Schedule A, attached hereto.

IN WITNESS WHEREFOF, the parties have hereto affixed their respective authorized signatures, intending that this Amendment be effective as of the Effective Date of the Agreement.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY		MML SERIES INVESTMENT FUND II

By:	/s/ Douglas Endorf	By:	/s/ Nicholas Palmerino
Name:	Douglas Endorf	Name:	Nicholas Palmerino
Title:	Vice President	Title:	CFO/Treasurer

MML BAY STATE LIFE INSURANCE COMPANY		C.M. LIFE INSURANCE COMPANY

By:	/s/ Douglas Endorf	By:	/s/ Douglas Endorf
Name:	Douglas Endorf	Name:	Douglas Endorf
Title:	Vice President	Title:	Vice President

Schedule A

MML Series Investment Fund II

Separate Account	Date Established	LOB Separate Accounts
Massachusetts Mutual Variable Annuity Separate Account 4	July 9, 1997	VA
• MML Blend Fund
• MML Enhanced Index Core Equity Fund
• MML Equity Fund
• MML Inflation-Protected Bond Fund
• MML Managed Bond Fund
• MML Small Cap Equity Fund
• MML Small Company Opportunities Fund

C.M. Multi-Account A	August 3, 1994	VA
• MML Blend Fund
• MML Enhanced Index Core Equity Fund
• MML Equity Fund
• MML Inflation-Protected Bond Fund
• MML Managed Bond Fund
• MML Small Cap Equity Fund
• MML Small Company Opportunities Fund

Panorama Separate Account	June 23, 1981	VA
• MML Small Cap Equity Fund

Massachusetts Mutual Variable Annuity Separate Account 1	April 8, 1981	VA
• MML Blend Fund
• MML Equity Fund
• MML Managed Bond Fund
• MML Money Market Fund

Massachusetts Mutual Variable Annuity Separate Account 2	Oct. 14, 1981	VA
• MML Blend Fund
• MML Equity Fund
• MML Managed Bond Fund
• MML Money Market Fund

Massachusetts Mutual Variable Annuity Separate Account 3	Jan. 14, 1994	VA
• MML Blend Fund
• MML Equity Fund
• MML Managed Bond Fund
• MML Money Market Fund

MML Bay State Variable Annuity Separate Account 1	Jan. 14, 1994	VA
• MML Blend Fund
• MML Equity Fund
• MML Managed Bond Fund
• MML Money Market Fund

Schedule A (continued)

MML Series Investment Fund II

Separate Account	Date Established	LOB Separate Accounts
Massachusetts Mutual Variable Annuity Fund 1	April 24, 1968	VA
• MML Equity Fund

Massachusetts Mutual Variable Annuity Fund 2	May 12, 1971	VA
• MML Equity Fund

Massachusetts Mutual Variable Life Separate Account I	July 13, 1988	VL
• MML Blend Fund
• MML Enhanced Index Core Equity Fund
• MML Equity Fund
• MML Inflation-Protected Bond Fund
• MML Managed Bond Fund
• MML Money Market Fund
• MML Small Cap Equity Fund
• MML Small Company Opportunities Fund

Massachusetts Mutual Variable Life Separate Account II*	May 16, 1984	VL
• MML Blend Fund
• MML Equity Fund
• MML Managed Bond Fund
• MML Money Market Fund

Massachusetts Mutual Variable Life Separate Account 3	Feb. 12, 2000	VL
• MML Managed Bond Fund
• MML Money Market Fund

C.M. Life Variable Life Separate Account I	Feb. 2, 1995	VL
• MML Blend Fund
• MML Enhanced Index Core Equity Fund
• MML Equity Fund
• MML Inflation-Protected Bond Fund
• MML Managed Bond Fund
• MML Money Market Fund
• MML Small Cap Equity Fund
• MML Small Company Opportunities Fund

MML Bay State Variable Life Separate Account I	June 9, 1982	VL
• MML Blend Fund
• MML Equity Fund
• MML Managed Bond Fund
• MML Money Market Fund
• MML Small Cap Equity Fund

MML Bay State Variable Life Separate Account 2	Nov. 22, 1988	VL
• MML Money Market Fund

*	originally established under the name Mass Variable Life Separate Account I